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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of report (date of earliest event reported)         March 6, 2000
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                           OXIS INTERNATIONAL, INC.
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Delaware                                0-8092                   94-1620407
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(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
   Incorporation)                                         Identification Number)

6040 N. Cutter Circle, Suite 317     Portland, OR                97217-3935
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code.    (503) 283-3911
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Item 5.  Other Events
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     On February 21, 2000, OXIS International, Inc. (the "Company" or "OXIS")
entered into subscription agreements for a private placement of units consisting of one share of common stock (the "Common Shares"), plus warrants to purchase two shares of common stock. The Common Shares were priced at the closing price of OXIS common stock the day prior to the signing of the subscription agreements. One share covered by the warrants may be purchased at 125% of the closing price of OXIS common stock on the business day prior to the signing of the subscription agreements. The other share covered by the warrants may be purchased at 150% of the closing price of the OXIS common stock on the business day prior to the signing of the subscription agreements. The private placement closed on March 6, 2000, and the total gross proceeds were $4,802,000, including $202,000 in conversion of notes and accrued interest, and the remainder in cash.

     A copy of the press release with respect to the sale of common stock and warrants is attached as an exhibit to this report. The forms of Common Stock and Warrant Subscription Agreement, Warrants to Purchase Common Stock and Registration Rights Agreement are substantially as attached as exhibits to this report.

     All securities mentioned in this report have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

     Certain of the matters discussed in this report and the attached press release are forward-looking statements that involve risks and uncertainties, including the Company's ability to complete the second tranche of private financing, timely development and market acceptance of new products, the impact of competitive products and pricing, economic conditions, and other risks detailed from time to time in the Company's SEC reports. These factors could cause actual results to differ materially from those described in any forward-looking statements.
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits
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          Exhibit 4.2  Form of Common Stock and Warrant Subscription Agreement

          Exhibit 4.3  Form of Warrant to Purchase Common Stock (Exhibit A)

          Exhibit 4.4  Form of Warrant to Purchase Common Stock (Exhibit B)

          Exhibit 10.1  Form of Registration Rights Agreement

          Exhibit 99.1  Press Release, dated March 7, 2000.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 23, 2000                                 OXIS INTERNATIONAL, INC.
                                                     (Registrant)


                                                   /s/ Jon S. Pitcher
                                               ----------------------------
                                               Chief Financial Officer and
                                               Vice President
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                                 EXHIBIT INDEX

                                                                           Page
Exhibit                                                                   Number
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Exhibit 4.2     Form of Common Stock and Warrant Subscription Agreement       6

Exhibit 4.3     Form of Warrant to Purchase Common Stock (Exhibit A)         17

Exhibit 4.4     Form of Warrant to Purchase Common Stock (Exhibit B)         25

Exhibit 10.1    Form of Registration Rights Agreement                        33

Exhibit 99.1    Press Release, dated March 7, 2000                           42